     As filed with the Securities and Exchange Commission on June 17, 2003
                                                   Registration No. 333-47662
                                                                    333-47662-01
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                   TO FORM S-3

                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                 ---------------

                              CONSECO FINANCE CORP.
             (Exact name of registrant as specified in its charter)

                                 ---------------
              Delaware                            41-1807858
   (State or other jurisdiction of   (I.R.S. Employer Identification No.)
   incorporation or organization)

                     CONSECO FINANCE SECURITIZATIONS CORP.
            (Exact name of registrant as specified in its charter)

                               ---------------
              Minnesota                           41-2018457
   (State or other jurisdiction of   (I.R.S. Employer Identification No.)
   incorporation or organization)

                              1100 Landmark Towers
                              345 St. Peter Street
                        Saint Paul, Minnesota 55102-1639
                                 (651) 293-3400
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 ---------------

                                 Brian F. Corey
                               300 Landmark Towers
                              345 St. Peter Street
                        Saint Paul, Minnesota 55102-1639
                                 (651) 293-3400

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

          Charles F. Sawyer                     Cathy M. Kaplan
        Dorsey & Whitney LLP            Sidley Austin Brown & Wood LLP
       50 South Sixth Street                  875 Third Avenue
    Minneapolis, Minnesota 55402           New York, New York 10021

                               ---------------

     Approximate date of commencement of proposed sale of securities to the public: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

              TERMINATION OF OFFERING UNDER REGISTRATION STATEMENT

Conseco Finance Securitizations Corp, a Minnesota corporation and Conseco Finance Corp., a Delaware corporation (the "Registrants"), registered the public offer and sale from time to time pursuant to Rule 415 of an aggregate of $3,000,000,000 asset-backed securities and limited guarantees, pursuant to Registration Statement No. 333-47662-01 and 333-47622 (which was declared effective on October 23, 2000) filed with the Securities and Exchange Commission on October 10, 2000. To date, the Registrants have sold $623,716,881 of the registered securities. The Registrants have discontinued sales under this registration statement and hereby terminate the offering of the remaining $2,376,283,119 of securities under Registration Statement No. 333-47662-01 and 333-47622.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, State of Minnesota, on the 16th day of June, 2003.

                                          Conseco Finance Corp.

                                          By /s/ Keith A. Anderson
                                            ----------------------------------
                                                  Keith A. Anderson
                                              Senior Vice President and
                                               Chief Financial Officer

                                POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the registration statement has been signed by the following persons in the capacities and on the date indicated.


              Signature                          Title                               Date


                 *                       Director, President and Chief
-----------------------------------      Executive  Officer
         Charles H. Cremens              (Principal Executive Officer)


      /s/ Keith A. Anderson              Senior Vice President and                June 16, 2003
-----------------------------------      Chief Financial Officer
          Keith A. Anderson              (Principal Financial Officer)


                 *                       Director
-----------------------------------
           William J. Shea


                 *                       Director
-----------------------------------
            William Wesp


-----------------------------------
           Eugene Bullis


* By /s/ Brian F. Corey                                                           June 16, 2003
    ----------------------------------
            Brian F. Corey
           Attorney in Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, State of Minnesota, on the 16th day of June, 2003.

                                      Conseco Finance Securitizations Corp.

                                      By: /s/ Keith A. Anderson
                                         ----------------------------------
                                                 Keith A. Anderson
                                             Senior Vice President and
                                              Chief Financial Officer

                                POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the registration statement has been signed by the following persons in the capacities and on the date indicated.


              Signature                          Title                               Date


                  *                      President and Director
----------------------------------       (Principal Executive
          Charles H. Cremens             Officer)


      /s/ Keith A. Anderson              Senior Vice President and                June 16, 2003
----------------------------------       Chief Financial Officer (Principal
          Keith A. Anderson              Financial Officer and Principal
                                         Accounting Officer)


      /s/  Brian F. Corey                Director, Senior Vice President          June 16, 2003
----------------------------------       and Secretary
           Brian F. Corey


                  *                      Director
----------------------------------
            Paul A. Boyum


                  *                      Director
----------------------------------
            Gary P. Mills

* By /s/  Brian F. Corey                                                          June 16, 2003
    ----------------------------------
             Brian F. Corey
            Attorney-in-fact